EXHIBIT 99.2

Maxwell Technologies to Acquire Nesscap Energy Business

Expands company’s reach within wind, automotive and industrial markets with “small cell” ultracapacitor technology and products

SAN DIEGO, Calif. and SEOUL, Republic of Korea – February 28, 2017 – Maxwell Technologies, Inc. (NASDAQ: MXWL) (“Maxwell”) and Nesscap Energy Inc. (TSX VENTURE: NCE) (“Nesscap”), leading developers and manufacturers of capacitive energy storage and power delivery solutions, today announced that they have entered into an agreement (the “Arrangement Agreement”) in which Maxwell proposes to acquire substantially all of the assets and business of Nesscap (the “Arrangement” or the “Transaction”).
Maxwell will purchase the operating entities of Nesscap for a total purchase price of $23.175 million, or about 1.1 times annualized revenue based on Nesscap’s 9-month revenue ended September 30, 2016. The purchase price will be paid by the issuance of approximately 4.6 million Maxwell shares, subject to a 10% upward or downward adjustment based on the average closing price of Maxwell shares for the 10 consecutive trading days ending two days prior to closing.

Each of Maxwell’s and Nesscap’s board of directors has unanimously approved the Transaction. In approving the Transaction, Nesscap’s Board of Directors has received a verbal fairness opinion from its financial advisor, Paradigm Capital Inc., stating that the consideration to be received by Nesscap is fair from a financial point of view to Nesscap and it expects to receive the written fairness opinion in connection with the mailing of a circular to its shareholders.
Based on recent share price ranges and subject to the payment by Nesscap of outstanding indebtedness owed by Nesscap to I2BF Energy Limited (“I2BF”) and Arbat Capital Group Ltd. (“Arbat”) in an aggregate principal amount of $4.5 million (plus accrued and unpaid interest) and of certain other outstanding liabilities, Nesscap shareholders and debt holders are expected to own approximately 12% of Maxwell’s total outstanding common shares following completion of the Transaction. As part of the Arrangement, Maxwell entered into a principal shareholders agreement with I2BF and Arbat, which together own approximately 80% of the common shares of Nesscap, and will represent approximately 10% of the ownership of Maxwell following closing, subject to any adjustment based on Maxwell’s share price as set forth above. Pursuant to the terms of the principal shareholders agreement, Maxwell has agreed to appoint a representative of I2BF and Arbat to Maxwell’s Board of Directors, which such representative shall initially be Ilya Golubovich. Such appointment is subject to the closing of the Transaction and is intended to be no later than one business day following Maxwell’s 2017 Annual Meeting of Shareholders.
In order to become effective, the Transaction must be approved by two-thirds of Nesscap shareholders. In addition, I2BF and Arbat are both a related party to the Company, as such term is defined in Multilateral Instrument 61-101 – Protection of Minority Securityholders in Special Transactions (“MI 61-101”). Therefore, the Arrangement will also be conditional upon the approval of a simple majority of the Nesscap shareholders, excluding I2BF and Arbat. Nesscap has relied on the exemption from the valuation requirements of MI 61-101 contained in section 4.4(1)(a). Upon completion of the Arrangement, it is expected that Nesscap will voluntarily dissolve (the “Dissolution”) pursuant to Section 237(a) of the Business Corporations Act (Ontario).
It is expected that a special meeting of Nesscap Shareholders to approve the Arrangement and the Dissolution will be held in the second quarter of 2017 (the “Meeting”). The Arrangement is also conditional upon customary terms for transactions of this nature including the approval of the Ontario Superior Court of Justice (Commercial List) (the “Court”).
Further particulars of the Meeting, the Arrangement, the Dissolution and the Arrangement Agreement will be included in the information circular for the Meeting. If all approvals are obtained and other conditions met, it is expected that the Arrangement will be completed by the second quarter of 2017.
I2BF, Arbat as well as all the directors and officers of Nesscap have entered into Voting Agreements with Maxwell in support of the Arrangement, and Nesscap has agreed to use best efforts to obtain Voting Agreements from other key shareholders in advance of the Meeting. The Voting Agreement requires such shareholders, subject to termination rights, to, among other things, vote all of their Nesscap common shares in favor of the Arrangement.

As a market leader in innovative small cell format ultracapacitor products and technologies, Nesscap provides research, development and manufacturing of energy storage and power delivery solutions that complement Maxwell’s large cell format ultracapacitor product portfolio, with operations in Korea, Germany, and China. Maxwell expects to capitalize on synergies between the two companies that will accelerate top-line growth and earnings, increase the innovation rate, and create an expanded and strengthened product portfolio. With a strengthened sales channel, increased R&D capabilities, and improved manufacturing efficiencies, Maxwell will be able to deliver more products, faster into target markets thereby benefitting customers and other technology adopters. Key benefits of the Transaction include:

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Expanded and solidified opportunity in Wind, Automotive, and Industrial Markets - In wind pitch control, the Transaction creates a leading-edge product portfolio including a full range of competitive small cell and large cell offerings. With respect to the automotive market, the acquisition brings pre-existing design wins and revenue in back-up power and extends Maxwell’s reach in the market. Moreover, small cell-based product solutions also broaden opportunities in the rapidly growing industrials market. Nesscap already has a solid position in this market with a strong base in Europe, which adds revenue diversity and creates further opportunities for growth.

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Accelerated innovation and product time to market with an expanded portfolio - Emerging from strong customer traction and product launches by both companies in 2016, the combination increases scale and leverages R&D to deliver additional new, differentiated products faster. The enhanced R&D team, along with a strengthened global sales channel, accelerates product, technology, and cost innovations into key markets.

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Improved small-cell competitiveness through cost structure improvement - Margin expansion is anticipated from economy of scale and materials cost savings, a streamlined supply chain, and gains in operational efficiency from combined manufacturing.

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Accretive growth with positive financials and product/customer synergies - The transaction is expected to be immediately accretive to Maxwell’s non-GAAP earnings per share following close, which is anticipated to be in Q2 of 2017, and Maxwell expects the Nesscap business to deliver positive adjusted EBITDA in 2017.

“With the acquisition of the Nesscap business, Maxwell will be stronger and better equipped to help existing and new customers address the growing demand for advanced ultracapacitor solutions to improve energy efficiency and meet government mandates for reduced emissions,” said Dr. Franz Fink, Maxwell's president and CEO. “Our highly complementary product portfolio and development pipeline will address these challenges and likewise enable our customers to continuously innovate and deliver in their key markets over the years to come.”

“Maxwell and Nesscap share the vision that ultracapacitor technology, with its clear advantages in power, lifetime, and temperature performance, will continue to advance and gain share in an increasing number of applications,” said Jim Zuidema, CEO of Nesscap. “This acquisition will enable us to accelerate fulfillment of that vision, combining two exceptional teams, and move faster to bring more breakthrough products to markets which are hungry for scalable and efficient energy solutions.”

About Maxwell: Maxwell is a global leader in the development and manufacture of innovative, cost-effective energy storage and power delivery solutions. Maxwell ultracapacitor products provide safe and reliable power solutions for applications in consumer and industrial electronics, transportation and telecommunications. Maxwell high-voltage grading and coupling capacitors help to ensure the safety and reliability of electric utility infrastructure and other applications involving transport, distribution and measurement of high-voltage electrical energy. For more information, please visit our website: www.maxwell.com.

About Nesscap: Since its inception in 1999, Nesscap has become an award-winning global leader in technology innovation and product development of ultracapacitors. Attributes of the ultracapacitor allow for the technology to be used in applications where power, life cycle requirements or environmental conditions limit the suitability of batteries or capacitors. Nesscap products are available in both cells and modules and are used to enhance the performance of modern applications ranging from portable electronic devices to high performance windmills and high-tech “green” cars. The Nesscap product portfolio features the widest array of standard commercial products in the market from 3 farads to 6,200 farads with industry-recognized alternative organic electrolytes. Its customers are active in the transportation, renewable energy, industrial and consumer markets. Technical and sales information can be found at www.nesscap.com.

None of the shares to be issued by Maxwell pursuant to the Arrangement Agreement have been or will be registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), or any state securities laws, and any securities issued pursuant to the Arrangement are anticipated to be issued in reliance upon the exemptions from such registration requirements pursuant to Section 3(a)(10) of the U.S. Securities Act and applicable exemptions under state securities laws. This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities.

Non-GAAP financial measures

In addition to GAAP reporting, Maxwell provides investors with certain information on a non-GAAP basis, including earnings before interest, taxes, depreciation and amortization (“EBITDA”). This non-GAAP information excludes amortization of acquisition-related intangibles, share-based compensation expense, restructuring charges, and acquisition-related costs. Management does not believe that the excluded items are reflective of the Company's underlying performance. The exclusion of these and other similar items from Maxwell’s non-GAAP presentation should not be interpreted as implying that these items are non-recurring, infrequent or unusual. Maxwell believes this non-GAAP financial information provides additional insight into the Company's ongoing performance and has therefore chosen to provide this information to investors for a more consistent basis of comparison and to help them evaluate the results of the Company's ongoing operations and enable more meaningful period-to-period comparisons. These non-GAAP measures are provided in addition to, and not as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. Maxwell is not readily able to reconcile the projected EBITDA information provided herein to a GAAP calculation thereof.

Cautionary note regarding forward-looking statements

This announcement contains forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning Maxwell Technologies, Inc. (“Maxwell”) and its proposed acquisition (the “Acquisition”) of substantially all of the assets of Nesscap Energy, Inc. (“Nesscap”) and related matters. These statements include, but are not limited to, statements that address Maxwell’s expected future business and financial performance and statements about (i) the timing, completion and expected benefits of the Acquisition, (ii) plans, objectives and intentions with respect to future operations and products, (iii) competitive position and opportunities, (iv) the impact of the Acquisition on the market for Maxwell products, (v) other information relating to the Acquisition and (vi) other statements identified by words such as “will”, “expect”, “intends”, “believe”, “anticipate”, “estimate”, “should”, “intend”, “plan”, “potential”, “predict” “project”, “aim”, and similar words, phrases or expressions. These forward-looking statements are based on current expectations and beliefs of the management of Maxwell and Nesscap, as well as assumptions made by, and information currently available to, such management, current market trends and market conditions and involve risks and uncertainties, many of which are outside the companies’ and management’s control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements.

Particular uncertainties that could materially affect future results include any risks associated with the Transaction such as: (1) the risk that the conditions to the closing of the Arrangement are not satisfied, including the risk that required approvals from the stockholders of Nesscap for the Transaction or required regulatory approvals are not obtained; (2) litigation relating to the Transaction; (3) uncertainties as to the timing of the consummation of the Transaction and the ability of each party to consummate the Transaction; (4) risks that the proposed Transaction disrupts the current plans and operations of Maxwell and Nesscap; (5) the ability of Maxwell and Nesscap to retain and hire key personnel; (6) competitive responses to the proposed Transaction; (7) unexpected costs, charges or expenses resulting from the Transaction; (8) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; (9) Maxwell’s ability to achieve the growth prospects and synergies expected from the Transaction, as well as delays, challenges and expenses associated with integrating Nesscap into Maxwell’s existing businesses; (10) legislative, regulatory and economic developments; (11) completion of the Dissolution; and (12) the expected benefits of the Arrangement to the Nesscap shareholders.

The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with Maxwell’s and Nesscap’s filings with the Securities and Exchange Commission (“SEC”) and the Canadian Securities Administrators (“CSA”), which you may obtain for free at the SEC’s website at http://www.sec.gov and SEDAR’s website at http://www.sedar.com, and which discuss additional important risk factors that may affect their respective businesses, results of operations and financial conditions. Maxwell and Nesscap undertake no intent or obligation to publicly update or revise any of these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Certain statements that are not historical facts made in this press release may be “forward-looking statements” within the meaning of applicable Canadian securities legislation (forward-looking information and forward-looking statements being collectively herein after referred to as “forward-looking statements”) and are subject to risks and uncertainties. Statements containing words such as “will”, “could”, “expect”, “may”, “anticipate”, “believe”, “intend”, “estimate”, “plan” and other similar expressions are forward-looking statements that represent management's beliefs at the time the statements are made and are based on certain factors and assumptions. Such forward looking statements may include, without limitation, statements regarding the date of the Meeting, the timing of the mailing of the information circular for the Meeting, the closing of the Arrangement, the completion of the Dissolution, the expected benefits of the Arrangement to Shareholders and receipt of the necessary Shareholder and regulatory approvals.

Additional information and where to find it

In connection with the proposed Arrangement, Nesscap intends to file relevant materials with the Canadian Securities Administrators (“CSA”). Promptly after filing its proxy circular with the CSA, Nesscap will mail its proxy circular along with other meeting materials to each shareholder and option holder of Nesscap entitled to vote at the special meeting relating to the Arrangement. INVESTORS AND SECURITY HOLDERS OF NESSCAP ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT NESSCAP WILL FILE WITH THE CSA WHEN THEY BECOME

AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NESSCAP AND THE PROPOSED TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by Nesscap with the CSA, may be obtained free of charge at SEDAR’s website (http://www.sedar.com) and at Nesscap’s website (http://www.nesscap.com).

For Nesscap shareholder inquiries, please contact Morganbridge Communications, +1 (416) 918-6589, jayhussey@morganbridge.com.

For more information, contact:
Media: Sylvie Tse, Metis Communications: +1 (617) 236-0500, maxwell@metiscomm.com
Investors: Soohwan Kim, The Blueshirt Group: +1 (415) 489-2208, soohwan@blueshirtgroup.com